UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): August 8, 2005

                                INverso Corp.
             (Exact name of Registrant as specified in its charter)

    Delaware                       000-50898                        34-1996527
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

             4201 Massachusetts Ave NW 8037C, Washington, DC 20016
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (202) 364-8395

ITEM 4.01 FORM 8-K/A

AMENDMENT
On August 11, 2005, the Registrant filed a current report on Form 8/k announ-cing a change in certifying accountants.
Item 4.01 is amended as follows:
Registrants former accountant, Linda Walden CPA, did not issue any adverse opinion or a disclaimer of opinion in any of its reports on the Registrant's financial statements for either of the two years preceding the change of accountants. There was no limitation of audit scope or accounting principles. However, Linda Walden CPA expressed concern about registrant's ability to continue as a goind concern.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INverso Corp.
(Registrant)


        By: /s/ Serge Atlan                            Dated: December 29, 2005
        --------------------------------
        Name:   Serge Atlan
        Title: CEO

        By: /s/ Thomas Kirchner                        Dated: December 29, 2005
        --------------------------------
        Name:  Thomas Kirchner
        Title: CEO